EXHIBIT 10.3

AMENDMENT NO. 2

to the

SPONSORED PROJECT AGREEMENT

between

MicroChannel Technologies Corporation (Sponsor)

and the

IOWA STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY (ISU)

WHEREAS the Sponsor and ISU mutually agree to amend the research program under the Sponsored Project Agreement with an effective date of May 1, 2005;

NOW THEREFORE, the parties agree to the following changes:

Section 1.0  Project Period

Section 1.0 Shall be modified as underlined:

Project Period. The (“Project Period”) of this Agreement is September 1, 2005 through June 1, 2007.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties agree to execute this Amendment based upon their written approval.

IOWA STATE UNIVERSITY OF

MICROCHANNEL TECHNOLOGIES

SCIENCE AND TECHNOLOGY

CORPORATION

By: /s/ Matthew Bailey

By: /s/ Terri DuMoulin

Matthew Bailey, Ph.D.

Terri DuMoulin

Title:  Associate Director

Title:  President

Date: February 8, 2007

Date: February 7, 2007

   IOWA STATE UNIVERSITY RESEARCH FOUNDATION

By: /s/ Kenneth Kirkland

Date: February 8, 2007

Kenneth Kirkland, Ph.D.

Executive Director